                               POWER OF ATTORNEY


         WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement, or post-effective amendment to a registration statement, on Form S-8 relating to securities of the Company, including shares of Common Stock, par value $.10 per share, of the Company, to be offered and sold from time to time under the Verizon 2000 Broad-Based Incentive Plan.

         NOW, THEREFORE, the undersigned hereby appoints each of Charles R. Lee, Frederic V. Salerno, Ivan G. Seidenberg and Lawrence R. Whitman as attorney for the undersigned for the purpose of executing and filing any such registration statement and/or amendment or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 7th day of September, 2000.



                                       /s/ Richard L. Carrion
                                       ---------------------------------
                                       Richard L. Carrion

                               POWER OF ATTORNEY

         WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement, or post-effective amendment to a registration statement, on Form S-8 relating to securities of the Company, including shares of Common Stock, par value $.10 per share, of the Company, to be offered and sold from time to time under the Verizon 2000 Broad-Based Incentive Plan.

         NOW, THEREFORE, the undersigned hereby appoints each of Charles R. Lee, Frederic V. Salerno, Ivan G. Seidenberg and Lawrence R. Whitman as attorney for the undersigned for the purpose of executing and filing any such registration statement and/or amendment or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 7th day of September, 2000.



                                       /s/ Helene L. Kaplan
                                       ---------------------------------
                                       Helene L. Kaplan

                               POWER OF ATTORNEY

         WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement, or post-effective amendment to a registration statement, on Form S-8 relating to securities of the Company, including shares of Common Stock, par value $.10 per share, of the Company, to be offered and sold from time to time under the Verizon 2000 Broad-Based Incentive Plan.

         NOW, THEREFORE, the undersigned hereby appoints each of Charles R. Lee, Frederic V. Salerno, Ivan G. Seidenberg and Lawrence R. Whitman as attorney for the undersigned for the purpose of executing and filing any such registration statement and/or amendment or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 7th day of September, 2000.


                                       /s/ Joseph Neubauer
                                       ---------------------------------
                                       Joseph Neubauer

                               POWER OF ATTORNEY

         WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement, or post-effective amendment to a registration statement, on Form S-8 relating to securities of the Company, including shares of Common Stock, par value $.10 per share, of the Company, to be offered and sold from time to time under the Verizon 2000 Broad-Based Incentive Plan.

         NOW, THEREFORE, the undersigned hereby appoints each of Charles R. Lee, Frederic V. Salerno, Ivan G. Seidenberg and Lawrence R. Whitman as attorney for the undersigned for the purpose of executing and filing any such registration statement and/or amendment or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 7th day of September, 2000.


                                       /s/ Thomas H. O'Brien
                                       ---------------------------------
                                       Thomas H. O'Brien

                               POWER OF ATTORNEY

         WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement, or post-effective amendment to a registration statement, on Form S-8 relating to securities of the Company, including shares of Common Stock, par value $.10 per share, of the Company, to be offered and sold from time to time under the Verizon 2000 Broad-Based Incentive Plan.

         NOW, THEREFORE, the undersigned hereby appoints each of Charles R. Lee, Frederic V. Salerno, Ivan G. Seidenberg and Lawrence R. Whitman as attorney for the undersigned for the purpose of executing and filing any such registration statement and/or amendment or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 7th day of September, 2000.

                                       /s/ Hugh B. Price
                                       ---------------------------------
                                       Hugh B. Price

                               POWER OF ATTORNEY

         WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement, or post-effective amendment to a registration statement, on Form S-8 relating to securities of the Company, including shares of Common Stock, par value $.10 per share, of the Company, to be offered and sold from time to time under the Verizon 2000 Broad-Based Incentive Plan.

         NOW, THEREFORE, the undersigned hereby appoints each of Charles R. Lee, Frederic V. Salerno and Lawrence R. Whitman as attorney for the undersigned for the purpose of executing and filing any such registration statement and/or amendment or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 7th day of September, 2000.


                                       /s/ Ivan G. Seidenberg
                                       ---------------------------------
                                       Ivan G. Seidenberg

                               POWER OF ATTORNEY

         WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement, or post-effective amendment to a registration statement, on Form S-8 relating to securities of the Company, including shares of Common Stock, par value $.10 per share, of the Company, to be offered and sold from time to time under the Verizon 2000 Broad-Based Incentive Plan.

         NOW, THEREFORE, the undersigned hereby appoints each of Charles R. Lee, Frederic V. Salerno, Ivan G. Seidenberg and Lawrence R. Whitman as attorney for the undersigned for the purpose of executing and filing any such registration statement and/or amendment or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 7th day of September, 2000.

                                       /s/ Walter V. Shipley
                                       ---------------------------------
                                       Walter V. Shipley

                               POWER OF ATTORNEY

         WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement, or post-effective amendment to a registration statement, on Form S-8 relating to securities of the Company, including shares of Common Stock, par value $.10 per share, of the Company, to be offered and sold from time to time under the Verizon 2000 Broad-Based Incentive Plan.

         NOW, THEREFORE, the undersigned hereby appoints each of Charles R. Lee, Frederic V. Salerno, Ivan G. Seidenberg and Lawrence R. Whitman as attorney for the undersigned for the purpose of executing and filing any such registration statement and/or amendment or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 7th day of September, 2000.

                                       /s/ John R. Stafford
                                       ---------------------------------
                                       John R. Stafford

                               POWER OF ATTORNEY

         WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement, or post-effective amendment to a registration statement, on Form S-8 relating to securities of the Company, including shares of Common Stock, par value $.10 per share, of the Company, to be offered and sold from time to time under the Verizon 2000 Broad-Based Incentive Plan.

         NOW, THEREFORE, the undersigned hereby appoints each of Charles R. Lee, Frederic V. Salerno and Ivan G. Seidenberg as attorney for the undersigned for the purpose of executing and filing any such registration statement and/or amendment or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 7th day of September, 2000.

                                       /s/ Lawrence R. Whitman
                                       ---------------------------------
                                       Lawrence R. Whitman

                               POWER OF ATTORNEY

         WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement, or post-effective amendment to a registration statement, on Form S-8 relating to securities of the Company, including shares of Common Stock, par value $.10 per share, of the Company, to be offered and sold from time to time under the Verizon 2000 Broad-Based Incentive Plan.

         NOW, THEREFORE, the undersigned hereby appoints each of Charles R. Lee, Ivan G. Seidenberg and Lawrence R. Whitman as attorney for the undersigned for the purpose of executing and filing any such registration statement and/or amendment or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 7th day of September, 2000.

                                       /s/ Frederic V. Salerno
                                       ---------------------------------
                                       Frederic V. Salerno

                               POWER OF ATTORNEY

         WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement, or post-effective amendment to a registration statement, on Form S-8 relating to securities of the Company, including shares of Common Stock, par value $.10 per share, of the Company, to be offered and sold from time to time under the Verizon 2000 Broad-Based Incentive Plan.

         NOW, THEREFORE, the undersigned hereby appoints each of Frederic V. Salerno, Ivan G. Seidenberg and Lawrence R. Whitman as attorney for the undersigned for the purpose of executing and filing any such registration statement and/or amendment or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 7th day of September, 2000.

                                       /s/ Charles R. Lee
                                       ---------------------------------
                                       Charles R. Lee

                               POWER OF ATTORNEY

         WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement, or post-effective amendment to a registration statement, on Form S-8 relating to securities of the Company, including shares of Common Stock, par value $.10 per share, of the Company, to be offered and sold from time to time under the Verizon 2000 Broad-Based Incentive Plan.

         NOW, THEREFORE, the undersigned hereby appoints each of Charles R. Lee, Frederic V. Salerno, Ivan G. Seidenberg and Lawrence R. Whitman as attorney for the undersigned for the purpose of executing and filing any such registration statement and/or amendment or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 7th day of September, 2000.

                                       /s/ James R. Barker
                                       ---------------------------------
                                       James R. Barker

                               POWER OF ATTORNEY

         WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement, or post-effective amendment to a registration statement, on Form S-8 relating to securities of the Company, including shares of Common Stock, par value $.10 per share, of the Company, to be offered and sold from time to time under the Verizon 2000 Broad-Based Incentive Plan.

         NOW, THEREFORE, the undersigned hereby appoints each of Charles R. Lee, Frederic V. Salerno, Ivan G. Seidenberg and Lawrence R. Whitman as attorney for the undersigned for the purpose of executing and filing any such registration statement and/or amendment or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 7th day of September, 2000.

                                       /s/ Edward H. Budd
                                       ---------------------------------
                                       Edward H. Budd

                               POWER OF ATTORNEY

         WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement, or post-effective amendment to a registration statement, on Form S-8 relating to securities of the Company, including shares of Common Stock, par value $.10 per share, of the Company, to be offered and sold from time to time under the Verizon 2000 Broad-Based Incentive Plan.

         NOW, THEREFORE, the undersigned hereby appoints each of Charles R. Lee, Frederic V. Salerno, Ivan G. Seidenberg and Lawrence R. Whitman as attorney for the undersigned for the purpose of executing and filing any such registration statement and/or amendment or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 7th day of September, 2000.

                                       /s/ Robert F. Daniell
                                       ---------------------------------
                                       Robert F. Daniell

                               POWER OF ATTORNEY

         WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement, or post-effective amendment to a registration statement, on Form S-8 relating to securities of the Company, including shares of Common Stock, par value $.10 per share, of the Company, to be offered and sold from time to time under the Verizon 2000 Broad-Based Incentive Plan.

         NOW, THEREFORE, the undersigned hereby appoints each of Charles R. Lee, Frederic V. Salerno, Ivan G. Seidenberg and Lawrence R. Whitman as attorney for the undersigned for the purpose of executing and filing any such registration statement and/or amendment or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 7th day of September, 2000.

                                       /s/ Sandra O. Moose
                                       ---------------------------------
                                       Sandra O. Moose

                               POWER OF ATTORNEY

         WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement, or post-effective amendment to a registration statement, on Form S-8 relating to securities of the Company, including shares of Common Stock, par value $.10 per share, of the Company, to be offered and sold from time to time under the Verizon 2000 Broad-Based Incentive Plan.

         NOW, THEREFORE, the undersigned hereby appoints each of Charles R. Lee, Frederic V. Salerno, Ivan G. Seidenberg and Lawrence R. Whitman as attorney for the undersigned for the purpose of executing and filing any such registration statement and/or amendment or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 7th day of September, 2000.

                                       /s/ Russell E. Palmer
                                       ---------------------------------
                                       Russell E. Palmer

                               POWER OF ATTORNEY

         WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement, or post-effective amendment to a registration statement, on Form S-8 relating to securities of the Company, including shares of Common Stock, par value $.10 per share, of the Company, to be offered and sold from time to time under the Verizon 2000 Broad-Based Incentive Plan.

         NOW, THEREFORE, the undersigned hereby appoints each of Charles R. Lee, Frederic V. Salerno, Ivan G. Seidenberg and Lawrence R. Whitman as attorney for the undersigned for the purpose of executing and filing any such registration statement and/or amendment or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 7th day of September 2000.

                                       /s/ John W. Snow
                                       ---------------------------------
                                       John W. Snow

                               POWER OF ATTORNEY

         WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement, or post-effective amendment to a registration statement, on Form S-8 relating to securities of the Company, including shares of Common Stock, par value $.10 per share, of the Company, to be offered and sold from time to time under the Verizon 2000 Broad-Based Incentive Plan.

         NOW, THEREFORE, the undersigned hereby appoints each of Charles R. Lee, Frederic V. Salerno, Ivan G. Seidenberg and Lawrence R. Whitman as attorney for the undersigned for the purpose of executing and filing any such registration statement and/or amendment or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 7th day of September, 2000.


                                       /s/ Robert D. Storey
                                       ---------------------------------
                                       Robert D. Storey